UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2019

Virgin Galactic Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38202	98-1366046
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

166 North Roadrunner Parkway, Suite 1C Las Cruces, New Mexico	88011
(Address of principal executive offices)	(Zip Code)

(661) 824-6690

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-third of one Warrant to purchase one share of common stock	SPCE.U	New York Stock Exchange
Common stock, $0.0001 par value per share	SPCE	New York Stock Exchange
Warrants to purchase common stock	SPCE.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Amendment No. 2”) amends Item 9.01 of the Current Report on Form 8-K filed by Virgin Galactic Holdings, Inc. (the “Company”) on October 29, 2019, as amended by the Amendment No. 1 on Form 8-K/A filed on October 29, 2019 (collectively, the “Original Report”), in which the Company reported, among other events, the completion of the Domestication and the Mergers. This Amendment No. 2 amends the historical financial statements provided under Items 9.01(a) and 9.01(b) in the Original Report to include (a) the unaudited financial statements of VGH, LLC as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018 and (b) the unaudited pro forma condensed combined financial information of SCH and VGH, LLC as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018, respectively. This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used but not defined herein have the meanings given in the Original Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The combined financial statements of the Virgin Galactic Business as of June 30, 2019 and for the six months ended June 30, 2019 and 2018, and as of December 31, 2018 and 2017 and for the years ended December 31, 2018 and 2017 are incorporated herein by reference from the Original Report. The consolidated financial statements of VGH, LLC as of September 30, 2019 and for the nine months ended September 30, 2019 and 2018 are filed herewith as Exhibit 99.2 and incorporated herein by reference.

Also included herewith as Exhibit 99.3 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of VGH, LLC for the three and nine months ended September 30, 2019.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of SCH and the Virgin Galactic Business as of June 30, 2019 and for the year ended December 31, 2018 and the six months ended June 30, 2019 is incorporated herein by reference from the Original Report. The unaudited pro forma condensed combined financial information of SCH and VGH, LLC as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018 is set forth in Exhibit 99.4 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

99.2	Unaudited condensed consolidated financial statements of VGH, LLC as of September 30, 2019 and for the three and nine months ended September 30, 2019 and 2018

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for VGH, LLC for the three and nine months ended September 30, 2019

99.4	Unaudited pro forma condensed combined financial information of Virgin Galactic Holdings, Inc. as of and for the nine months ended September 30, 2019 and for the year ended December 31, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Virgin Galactic Holdings, Inc.

Date: November 12, 2019	By:	/s/ George Whitesides
	Name:	George Whitesides
	Title:	Chief Executive Officer and President